NUVEEN WINSLOW INTERNATIONAL SMALL CAP FUND

SUPPLEMENT DATED SEPTEMBER 22, 2021

TO THE SUMMARY PROSPECTUS DATED NOVEMBER 27, 2020

1.	Effective December 1, 2021, Nuveen Winslow International Small Cap Fund will be renamed Nuveen International Small Cap Fund.

2.

The Board of Trustees of Nuveen Investment Trust II has approved an amended and restated sub-advisory agreement, effective on December 1, 2021, between Nuveen Fund Advisors, LLC (“NFAL”), as investment adviser of the Fund, and Nuveen Asset Management, LLC (“NAM”), pursuant to which NAM will replace Winslow Capital Management, LLC (“Winslow”) as the Fund’s sub-adviser. NAM and Winslow are both affiliates of NFAL and are subsidiaries of Nuveen, LLC.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-WISCS-0921P